Exhibit 99.1

ABRAXAS
Petroleum Corporation

OGIS
NEW YORK
ipaa Oil & Gas Investment Symposium

The information presented herein may contain predictions, estimates and other forward-looking statements within the meaning of Section 27A of the Securities Act of
1933 and Section 21E of the Securities Exchange Act of 1934.  Although the Company believes that its expectations are based on reasonable assumptions, it can give no assurance that its goals will be achieved.  Important factors that could cause actual results to differ materially from those included in the forward-looking statements include the timing and extent of changes in commodity prices for oil and gas, the need to develop and replace reserves, environmental risks, competition, government regulation and the ability of the Company to meet its stated business goals.

April 8, 2008

Turning to the Right

AMEX: ABP

Company Overview

Abraxas Petroleum Corporation

AMEX:ABP

Market capitalization ~ $160 million

Total enterprise value ~ $152 million

$0 debt & $8 million in cash

Options: CBOE and PCX

Fully diluted shares outstanding ~ 50 million

Ownership ~ 15% insider

            ~ 28% institutional

Average trading volume  ~ 200,000 shares per day

2

AMEX: ABP

The Market Doesn’t Understand…

     We trade like we are…

  OVER-LEVERED – in fact, we’re debt-free for the first time in 30 years

  NOT PROFITABLE – in fact, we’ve been profitable for the past 5 years

  NOT GROWING RESERVES – in fact, we’re up 8% in 2007 w/ reserve replacement of 219%

  NOT INCREASING PRODUCTION – in fact, we have over 60% from L7M(1) average

  NO PIZZAZZ – in fact, we have pizzazz – pay attention to the new ABP …

(1)   L7M - Consolidated average for the last 7 months of 2007

3

ABRAXAS
Petroleum Corporation
ABRAXAS
ENERGY PARTNERS, L.P.
IN SEC REGISTRATION
FOR IPO

Abraxas Energy Partners, L.P.

Properties

Abraxas Operating, LLC

Private Investors

6.00 million common units

Abraxas General Partner, LLC

227,232 general partner units

Abraxas Energy

Investments, LLC

5.13 million common units

100%

100%

100%

100%

45%

2%

53%

Lehman                Fiduciary

Citigroup              Merrill Lynch

Third Point          Tortoise

               Others

No incentive distribution rights or
subordinated units !

11.36 million units
outstanding

AMEX: ABP

Contributed
$100 million

Contributed 65
Bcfe

4

Property Acquisition

Closed:  January 31, 2008

Rockies & Mid-Continent

$131.6 million

10.1 MMBOE ($12.99/BOE)

85% PD / 56% Oil

R/P Ratio: ~15 years

   Abraxas Energy

$126.0 million

9.4 MMBOE ($13.34/BOE)

Swaps:  $87.50 / $8.27

Accretive to DCF

  Abraxas Petroleum

$5.6 million

0.7 MMBOE ($8.17/BOE)

AMEX: ABP

St. Mary Acquisition

ND

SD

MT

WY

CO

UT

NM

TX

NE

KS

OK

AR

LA

AL

MS

Net proved reserves as of December 31, 2007 (internal estimates)

5

Northern Rockies

Southern Rockies

Mid-Continent

ARK-LA-TEX

Gulf Coast

Permian

AMEX: ABP

2007 Annualized…

ABP (Stand-Alone) 2007 Annualized (1)

  Daily production – 583 Boepd (31% oil)

  LOE (2) / Boe – $ 8.35

  G&A (3) / Boe – $ 13.45

  D/D/A / Boe – $ 10.75

  Net realized oil price (4) – $ 74.54

     Oil differential: ($ 6.16)

  Net realized gas price (4) – $ 5.70

     Gas differential: ($ 1.00)

  Cash flow (5) – $ 14.2 million, or $ 0.29 per share

  Earnings (5) – $ 10.4 million, or $ 0.21 per share

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(1)

Based on 7 months of actual (June-December 2007)

(2)

Excludes severance & ad valorem taxes of approximately 8% of oil and gas revenue

(3)

Excludes extraordinary items

(4)

Net realized prices based on actual 7 months (not annualized)

(5)

Excludes extraordinary items and includes $1.50 per unit annual cash distribution

GAAP requires
consolidated financials =
confused investors

High Quality Assets

AMEX: ABP

ND

SD

MT

WY

CO

UT

NM

TX

NE

KS

OK

AR

LA

AL

MS

Proved Reserves (MMBOE):                   6.4

   - Proved Developed:                                 33%

   - Natural Gas:                                                61%

   - Operated:                                                    97%

Abraxas Petroleum Corporation

Proved Reserves (MMBOE):                 21.5

   - Proved Developed:                                66%

   - Natural Gas:                                                70%

   - Operated:                                                    70%

Abraxas Energy Partners, L.P.

Net proved reserves as of December 31, 2007 ,  including
internal estimates for St. Mary acquisition

ABP owns 47% of ABE

Abraxas Petroleum (ABP)

Abraxas Energy (ABE)

ABE & ABP

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Proved Reserves (MMBOE):           27.9

   - Proved Developed:                           59%

   - Natural Gas:                                           68%

   - Operated:                                                 77%

CONSOLIDATED

RISK
High
Low
Woodford Shale
Can't get there from here
Mowry Shale
Wilcox
Elephant hunting
Trading dollars
St. Mary
CEO's dream
W. TX Oil
Edwards
Low
High
RETURN

AMEX: ABP

Project Inventory Matrix

8

> 10 year inventory of projects on existing leasehold

Drill Bit Production Growth

                                 targeting conventional reservoirs

                                     & emerging resource plays

AMEX: ABP

Objectives

Reserve Ratio Improvement

                                 by converting
                                     proved undeveloped and un-booked reserves
                                     to the proved developed category

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Accretive Acquisitions

                                 Abraxas Energy

                                 Joint (Abraxas Energy / Abraxas Petroleum)

AMEX: ABP

10

Mowry Shale Oil Play

ABP: Brooks Draw

10 wells

(5 horizontal / 5 vertical)

4 vertical wells producing from
Mowry
(commingled with other zones)

23 sq. miles proprietary 3-D seismic survey

AEZ/BEXP: Krejci
Horizontal Mowry Shale

~ 15 to the SE of Brooks Draw

Converse & Niobrara Counties, Wyoming

Map of leasehold in Converse & Niobrara Counties, Wyoming

(1) Gross acres (41,000 net), >12,000 HBP

Brooks Draw

~46,500 acres (1)

ABP:	$ 35.0 million
ABE:	$ 20.0 million
	$ 55.0 million

ABP:	$ 5.6 million
ABE:	$ 126.0 million
	$ 131.6 million

2008 Capital Expenditure Budget:

Excludes St. Mary acquisition in Jan-08:

Historically, we’ve added 1 Boepd for every $ 27,000 expended

($ 19,800 on ABE’s properties)

EXPECT SIGNIFICANT PRODUCTION GROWTH IN 2008 !

AMEX: ABP

Capital Budget 2008

11

ABP Assets		Multiple Range	Valuation Range ($MM)	Valuation Midpoint ($MM)
		In-Ground Value		
Proved Reserves (MMBOE):	6.4	$ 12 - $ 18	$ 77 - $ 115	$ 96
Net Acres (inc. seismic):		**Value Per Acre**		
- Mowry Shale	41,00 0	$ 300 - $ 700	$ 12 – $ 29	$ 21
- Woodford Shale	15,00 0	$ 800 - $ 1,200	$ 12 – $ 18	$ 15
- Other	2,500	$ 400 - $ 700	$ 1 – $ 2	$ 1
		Value Per Unit		
Abraxas MLP units (MM)	5.36	$ 16.66	$ 89	$ 89
Cash and other assets [1]			$ 15	$ 15
		Total Value:	$ 206 – $ 268	$ 237
		Less: Debt	$ 0	$ 0
		Total ABP Equity Value:	$ 206 – $ 268	$ 237
		Shares Outstanding	49.0

AMEX: ABP

ABP (Stand-Alone) Valuation

(1)

Cash, GWE common stock

                 workover rigs, vehicles, and

                 surface acreage / yards

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ABRAXAS

ABP Assets	Current Market Value per share of ABP	Peer Group Market Value per share of ABP
ABP Market Price per share	$ 3.29	$ 4.37
ABE Market Value per share of ABP [1]	($ 1.82)	($ 1.82)
Residual Market Value per share of ABP	$ 1.47	$ 2.55
Residual Enterprise Value of ABP	$ 72.1 mm	$ 125.0 mm
Residual Enterprise Value / Boe [2]	$ 11.32	$ 19.63
Peer Group Average [3]	$ 19.63	
% ABP Undervalued	42%

AMEX: ABP

Peer Group Valuation

(1)  Assumes $16.66 per unit – each $1.00 increase equals $0.11 per share of ABP

(2)    Net proved reserves as of December 31, 2007 of 6.4 MMBoe for ABP stand-alone

(3)    Peer group includes Brigham Exploration, Callon Petroleum, Clayton Williams, Double Eagle, Edge Petroleum, Gasco
Energy, GMX Resources, Goodrich Petroleum, Meridian Resources, NGAS Resources, Parallel Petroleum, Petroquest
Energy, TXCO Resources, and Warren Resources – data on peer group from each Company’s 12/31/07 10-K filed with the SEC

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Valuation confirmed through peer group analysis !

AMEX: ABP

Show the Market…

     What are we going to do…

  INCREASE ACTIVITY – 2008 capital expenditure budget = $55 million

  INCREASE VISIBILITY – conferences, road shows, analyst coverage

… and the market will understand the new ABP

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Small-cap exploration and production company

HEALTHY – Exceptional balance sheet

STABLE – High quality core assets

GROWTH – Large inventory of projects

CONTROL – Abraxas Energy Partners

Undervalued compared to our peer group !

AMEX: ABP

Summary

15

Turning to the Right